WADDELL & REED ADVISORS FUNDS

Supplement dated October 9, 2008
to
Advisors Fixed Income and Money Market Funds Prospectus dated January 31, 2008 and Supplemented April 1, 2008, August 4, 2008 and September 5, 2008

On October 3, 2008, the Board of Directors of Waddell & Reed Advisors Cash Management, Inc. approved the participation by Waddell & Reed Advisors Cash Management (Fund) in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (Program). Subject to certain conditions and limitations, in the event that the market-based net asset value per share of the Fund falls below $0.995 and the Fund liquidates its holdings, the Program will provide coverage to shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the market-based net asset value per share fell below $0.995. The Program applies only to shareholders of record who maintain a positive account balance in the Fund from the close of business on September 19, 2008 through the date on which the Fund's market-based net asset value per share falls below $0.995.

The Program is funded from assets in the Exchange Stabilization Fund (ESF). Payments to investors under the Program will depend on the availability of assets in the ESF, which, as of the date of this supplement, total approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

Participation in the initial three months of the Program (that is, until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Fund without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18. 2009. If the Program is extended, the Board of Directors of the Fund will consider whether to continue to participate.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE